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                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the use in this Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-92677) of our report dated January 23, 2000 relating to the financial statements of FairMarket Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 8, 2000